Exhibit 99.1

                           STOCK REPURCHASE AGREEMENT


         This Stock Repurchase Agreement (this "Agreement"), dated as of September 25, 2003, is by and among LeCroy Corporation, a Delaware corporation (the "Company"), and Advent Global GECC III Limited Partnership, Envirotech Investment Fund I Limited Partnership, Adwest Limited Partnership, Oakstone Ventures Limited Partnership and Advent Partners Limited Partnership (each a "Seller" and collectively the "Sellers").

         Whereas, the Sellers are the owners of shares of the Company's Series A Convertible Redeemable Preferred Stock, $.01 par value per share (the "Series A Preferred Stock");

         Whereas, the Sellers desire to sell to the Company, and the Company desires to purchase from the Sellers, the Sellers' shares of Series A Preferred Stock;

         Now, therefore, in consideration of the mutual promises and agreements set forth herein, the parties hereto hereby agree as follows:

         1. Agreement of Purchase and Sale. Upon the terms and subject to the conditions herein contained, and in reliance on the representations and warranties of the Sellers contained herein, the Company agrees to purchase from each Seller, and each Seller agrees to sell to the Company, the number of shares of Series A Preferred Stock set forth opposite the name of such Seller on
Schedule 1.1 hereto, for the aggregate purchase price set forth opposite the name of such Seller on such Schedule 1.1. The aggregate number of shares of Series A Preferred Stock to be sold and purchased pursuant to this Section 1 shall be Five Hundred Thousand (500,000) for an aggregate purchase price of Twenty Three Million Dollars ($23,000,000), payable at the closing of the transactions contemplated hereby (the "Closing") by wire transfer of immediately available funds pursuant to the instructions set forth on Schedule 1.2 hereto. Subject to the satisfaction of the condition set forth in Section 2, the Closing shall take place on the date hereof at the offices of Fish & Richardson P.C., 225 Franklin Street, Boston, MA 02110, or at another place mutually acceptable to the Sellers and the Company. At the Closing, each Seller shall deliver or cause to be delivered to the Company the certificates evidencing such Seller's shares of Series A Preferred Stock, duly endorsed to the Company in blank or by separate stock powers, and the Company shall deliver to such Seller the purchase price set forth opposite such Seller's name on Schedule 1.1 hereto by wire transfer of immediately available federal funds pursuant to the instructions set forth on Schedule 1.2 hereto.

         2. Condition to Closing. The Company's obligation to purchase the Sellers' shares of Series A Preferred Stock is subject to the Company's receipt of the resignation of Douglas A. Kingsley as a director of the Company in accordance with the Company bylaws and effective upon the closing of the transactions contemplated by this Agreement.

         3. Representations and Warranties of the Sellers. In order to induce the Company to enter into this Agreement and to purchase the Series A Preferred Stock, each Seller, severally and not jointly, hereby represents and warrants to the Company as follows:

         (a) Such Seller has full power and authority to enter into and perform this Agreement and each other agreement, instrument and document required to be executed by such Seller in connection herewith. This Agreement has been duly and validly executed and delivered by such Seller and constitutes a valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and the application of general principles of equity.

         (b) Such Seller is the true and lawful record and beneficial owner of the number of shares of Series A Preferred Stock set forth opposite such Seller's name on Schedule 1.1 hereto, free and clear of any liens, restrictions, security interests, claims, rights of another, or encumbrances; none of such shares is subject to any outstanding option, warrant, call, or similar right of any other person to acquire the same; none of such shares is subject to any restriction on transfer thereof; and such Seller has the full power and authority to convey, and will convey to the Company at Closing, good and marketable title to such shares, free and clear of any lien, restriction, security interest, claim, right of another, or encumbrance.

         (c) The execution, delivery and performance of this Agreement by such Seller will not (i) violate in any material respect any federal, state, county or local law, rule or regulation applicable to such Seller or its properties,
(ii) violate or conflict with, or permit the cancellation of, any agreement to which such Seller is a party, or by which such Seller or its properties is bound, or result in the creation of any lien, security interest, charge or encumbrance upon such Seller's shares of Series A Preferred Stock, or (iii) permit the acceleration of the maturity of any indebtedness of, or indebtedness secured by the property of, such Seller. No action, consent or approval of, or filing with, any governmental authority is required in connection with the execution, delivery or performance by such Seller of this Agreement (or any agreement or other document executed in connection herewith by such Seller).

         (d) Such Seller is familiar with the business, results of operations and financial condition of the Company as of the date hereof. The Company has made available to such Seller all agreements, documents, records and books that such Seller has requested relating to the Company. Such Seller has had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Company, and answers have been provided to all of such Seller's questions concerning the same. In evaluating the advisability of selling its shares of Series A Preferred Stock, such Seller has not been furnished and has not relied upon any representations or other information (whether oral or written) other than as contained in any documents, information or answers to questions (oral or written) furnished to such Seller by the Company, or any of its officers, directors, employees, representatives or agents.

         (e) Such Seller has not retained, utilized or been represented by any broker, agent, finder or other intermediary in connection with the negotiation or consummation of the transactions contemplated by this Agreement.

The representations and warranties of the Sellers set forth in this Agreement are the only representations and warranties made by the Sellers in connection with the transactions contemplated hereby.

         4. Representations and Warranties of the Company. In order to induce the Sellers to enter into this Agreement and to sell their shares of Series A Preferred Stock, the Company hereby represents and warrants to the Sellers as follows:

         (a) The Company has full power and authority to enter into and perform this Agreement and each other agreement, instrument and document required to be executed by the Company in connection herewith. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and the application of general principles of equity.

         (b) The execution, delivery and performance of this Agreement by the Company will not (i) violate any federal, state, county or local law, rule or regulation applicable to the Company or its properties, (ii) violate or conflict with, or permit the cancellation of, any agreement to which the Company is a party, or by which the Company or its properties is bound, or result in the creation of any lien, security interest, charge or encumbrance upon any of such properties, or (iii) permit the acceleration of the maturity of any indebtedness of, or indebtedness secured by the property of, the Company. No action, consent or approval of, or filing with, any governmental authority is required in connection with the execution, delivery or performance by the Company of this Agreement (or any agreement or other document executed in connection herewith by the Company).

         (c) Neither this Agreement nor any other document, certificate or statement furnished to the Sellers by or on behalf of the Company for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements made herein or therein, in light of the circumstances in which made, not misleading. There are no facts known to the Company as of the date hereof that, individually or collectively, would materially and adversely affect the business or financial condition of the Company or its properties or assets, which has not been set forth herein or in any document delivered in connection herewith or disclosed in any of the Company's filings with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         (d) Except for S.G. Cowen, who has been engaged by the Company to issue a fairness opinion in connection with the transactions contemplated by the Agreement, the Company has not retained, utilized or been represented by any broker, agent, finder or other intermediary in connection with the negotiation or consummation of the transactions contemplated by this Agreement.



         5. Indemnification of the Company.

                  (a) Subject to Section 5(b) hereof, each Seller, severally, but not jointly, agrees to indemnify and hold harmless the Company, and its stockholders, officers, directors, employees and affiliates, from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, the "Losses") which any of them may sustain, or to which any of them may be subjected, arising out of any breach or default by such Seller of or under any of the representations, warranties, covenants, agreements or other provisions of this Agreement or any agreement or document executed in connection herewith.

                  (b) The aggregate Losses payable by any Seller pursuant to
Section 5(a) with respect to all claims for indemnification shall not exceed the purchase price set forth opposite such Seller's name on Schedule 1.1 hereto.

                  (c) The Company acknowledges and agrees that, after the Closing, and except for equitable relief before or after the Closing, including specific performance, its sole and exclusive remedy with respect to any and all claims relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this Section 5.

         6. Indemnification of the Sellers.

                  (a) Subject to Section 6(b) hereof, the Company agrees to indemnify and hold harmless the Sellers from and against any and all Losses which any of them may sustain, or to which any of them may be subjected, arising out of any breach or default by the Company of or under any of the representations, warranties, covenants, agreements or other provisions of this Agreement or any agreement or document executed in connection herewith.

                  (b) The aggregate Losses payable by the Buyer to any Seller pursuant to Section 6(a) with respect to all claims for indemnification shall not exceed the purchase price set forth opposite such Seller's name on Schedule
1.1 hereto.

                  (c) Each Seller acknowledges and agrees that, after the Closing, and except for equitable relief before or after the Closing, including specific performance, its sole and exclusive remedy with respect to any and all claims relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this Section 6.

         7. Miscellaneous.

         (a) Entire Agreement; Amendments. This Agreement supersedes all prior documents, understandings and agreements, oral or written, relating to the matters contemplated hereby and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by the party against whom enforcement thereof is sought.

         (b) Successors and Assigns. Neither the Company's nor any Seller's rights or obligations under this Agreement may be assigned without the prior written consent of the other party. Any assignment in violation of the foregoing shall be null and void. Subject to the foregoing, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

         (c) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

         (d) Waiver. No failure or delay on the part of any party in exercising any right, power or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         (e) Survival of Representations, Warranties and Covenants. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

         (f) Further Assurances. At, and from time to time after, the Closing, at the request of the Company, but without further consideration, each Seller shall execute and deliver such other instruments of conveyance, assignment, transfer and delivery and take such other action as the Company may reasonably request in order more effectively to consummate the transactions contemplated hereby.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts. Venue for any suit or other action initiated by any party hereto to enforce or interpret any provision hereof shall lie exclusively in Suffolk County, Massachusetts.

         (h) Taxes. The Company agrees, and specifically contemplates, that under current law and regulations the transaction contemplated by this Agreement is not required to be reported to the Sellers or any governmental authority on IRS Form 1099-DIV or other information return, and that none of the terms of the Series A Preferred Stock, and none of the terms of and transactions described in this Agreement or any related agreement, contemplate any transaction or event, taking into account all existing and contemplated operative facts, that would require the reporting of any deemed, constructive or actual dividend to any of the Sellers, and the Company shall not take any action that could cause the Sellers to receive any deemed or constructive dividend. In the event that the Company determines, based on advice received from its tax advisers, that this understanding is or becomes incorrect as a result of changes in law, regulations, or operative facts, it will give reasonable advance notice to the Sellers of any proposed reporting inconsistent with the preceding sentence, and will meet and confer with the Sellers or their designated professional tax advisers in an effort to resolve the issue in a mutually satisfactory manner before transmitting the applicable information reports to the Sellers or any governmental authority, including the IRS.

         (i) Publicity. Any press release announcing this Agreement issued by any party hereto shall require the approval of all of the parties hereto prior to its issuance.

         (j) Prevailing Party. If any legal action or other proceeding is brought for a breach of this Agreement or any of the representations or warranties herein, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in bringing such action or proceeding, in addition to any other relief to which such party may be entitled.

         (k) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in one or more counterparts (all of which shall constitute one and the same agreement) as of the day and year first above written.

                                    COMPANY:

                                    LECROY CORPORATION


                                    By:    /s/ Scott D. Kantor
                                       --------------------------------------
                                    Name:  Scott D. Kantor
                                    Title:    Vice President, Finance & CFO

                                    SELLERS:

                                    ADVENT GLOBAL GECC III LIMITED PARTNERSHIP

                                    By: Advent Global Management Limited
                                        Partnership, General Partner
                                    By: Advent International Limited
                                        Partnership, General Partner
                                    By: Advent International Corporation,
                                        General Partner


                                    By:    /s/ Douglas A. Kingsley
                                       --------------------------------------
                                    Name:  Douglas A. Kingsley
                                    Title:    Managing Director

                                    ENVIROTECH INVESTMENT FUND I LIMITED
                                    PARTNERSHIP

                                    By: Advent International Limited
                                        Partnership, General Partner
                                    By: Advent International Corporation,
                                        General Partner


                                    By:    /s/ Douglas A. Kingsley
                                       --------------------------------------
                                    Name:  Douglas A. Kingsley
                                    Title:    Managing Director

                                    ADWEST LIMITED PARTNERSHIP

                                    By: Advent International Limited
                                        Partnership, General Partner
                                    By: Advent International Corporation,
                                        General Partner


                                    By:    /s/ Douglas A. Kingsley
                                       --------------------------------------
                                    Name:  Douglas A. Kingsley
                                    Title:    Managing Director

                                    OAKSTONE VENTURES LIMITED PARTNERSHIP

                                    By: Advent International Limited
                                        Partnership, General Partner
                                    By: Advent International Corporation,
                                        General Partner


                                    By:    /s/ Douglas A. Kingsley
                                       --------------------------------------
                                    Name:  Douglas A. Kingsley
                                    Title:    Managing Director

                                    ADVENT PARTNERS LIMITED PARTNERSHIP

                                    By: Advent International Corporation,
                                        General Partner


                                    By:    /s/ Douglas A. Kingsley
                                       --------------------------------------
                                    Name:  Douglas A. Kingsley
                                    Title:    Managing Director

                                  Schedule 1.1

                Seller                        Number of Shares   Purchase Price

Advent Global GECC III Limited ...............     350,000        $16,100,000
Partnership

Envirotech Investment Fund I Limited .........      71,250        $ 3,277,500
Partnership

Adwest Limited Partnership ...................      20,000        $   920,000

Oakstone Ventures Limited Partnership ........      50,000        $ 2,300,000

Advent Partners Limited Partnership ..........       8,750        $   402,500

Total ........................................     500,000        $23,000,000

                                  Schedule 1.2

           Wire Instructions for Advent International Clearing Account

Bank:             FleetBank, N.A. (BankBoston)
Address:          100 Federal Street
                  Boston, MA 02110
Account Name:     Advent International Clearing Account
Account Number:   500 - 26395
ABA#:             011 - 000 - 390
Reference:        LeCroy Proceeds